JC Whitney
EVERYTHING AUTOMOTIVE

AutoMD™

PARTS TRAIN

AUTO PARTS
WAREHOUSE

Car Parts
WHOLESALE

stylintrucks®

1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation May 2012 Exhibit 99.1

Safe Harbor
This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as
amended, and Section 27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange
Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-
looking statements.

US Auto Parts Competitive Advantages
US Auto Parts is a dominant e-commerce specialty retailer of aftermarket auto parts to the Do It Yourself market and is uniquely positioned to win.
Incremental revenue above current levels has incremental EBITDA flow thru of  around 15%
Low Cost Acquisition Efficient Supply Chain Significant Capacity
Over 40% of product directly
sourced from Asia.
Over 70% of corporate
employees located in off
shore low cost operations.
Reach nearly 15mm monthly
visitors at less than a $8 CAC.

US Auto Parts History
1995
Founded and serviced local body shops in Los Angeles
2000
Launched first internet site selling automotive Body Parts
2000-2005
Launched a network of sites catered to consumer segments
2006
Acquired PartsBin - Engine
2007
IPO (NASDAQ: PRTS), hired new CEO
2008-2009
Launched a network of sites catered to consumer segments
2010
Launched AutoMD, Acquired JC Whitney – Accessories
2011
Completed integration of JC Whitney

$153.4
$176.3
$262.2
$327.1
$87.4
2008 2009 2010 2011 Q1-12
$5.2
$13.5
$19.5
$16.3
$4.2
2008 2009 2010 2011 Q1-12

Sales & Adjusted EBITDA
Consolidated Sales Consolidated Adjusted EBITDA
($ In Millions)
($ In Millions)
1. Excludes legal cost associated with protecting our intellectual property.
2. Excludes legal cost associated with protecting our intellectual property, one time charge for revenue recognition change, and acquisition costs
3. Includes approximately $39.1m from acquisition of WAG
4. Includes approximately $83.4m from acquisition of WAG
Adj. EBITDA Margin
(1)
(2)
3%
5% 8% 7%
Year Impacted by:
• JCW Acquisition
• $7.4m of restructuring
charges for JCW
• Adjusted EBITDA for
USAP of $19.1m and
JCW with a loss of
($2.8m)
(3)
5%
(4)

Our business model has significant cost leverage as revenues grow
• Reflects Whitney Automotive Group, fully integrated
• Excludes stock based compensation, depreciation and amortization of $2.5m and $16.2m, respectively
• For every incremental year required to achieve growth levels, fixed expenses increase $1.2M
Financial Sensitivity
Base 10% 20% 30% 40% 50%
Revenue $327 $360 $392 $425 $458 $491
Gross Margin % 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0% 30.0% - 33.0%
Variable:
Fulfillment 2.4% 2.4% 2.4% 2.4% 2.4% 2.4%
Marketing 9.5% 9.5% 9.5% 9.5% 9.5% 9.5%
Technology 0.7% 0.7% 0.7% 0.7% 0.7% 0.7%
G&A 2.0% 2.0% 2.0% 2.0% 2.0% 2.0%
Total Variable 14.6% 14.6% 14.6% 14.6% 14.6% 14.6%
Fixed:
Fulfillment 2.5% 2.3% 2.1% 1.9% 1.8% 1.7%
Marketing 3.8% 3.5% 3.2% 2.9% 2.7% 2.5%
Technology 1.3% 1.2% 1.1% 1.0% 0.9% 0.9%
G&A 3.4% 3.1% 2.8% 2.6% 2.4% 2.2%
Total Fixed 10.9% 9.9% 9.1% 8.4% 7.8% 7.3%
Adjusted EBITDA %
4.5% - 7.5% 5.5% - 8.5% 6.3% - 9.3% 7.0% - 10.0% 7.6% - 10.6% 8.2% - 11.2%
Adjusted EBITDA $
$15 - $25 $20 - $30 $25 - $37 $30 - $43 $35 - $49 $40 - $55

1) Improve Customer Experience
Continue to improve all customer touch points
2) Lower Prices
Launch disruptive price points through supply chain
efficiencies
3) Increase Selection
Expand product offering within existing categories as
well as entering new categories
4) Increase Unique Visitors
Drive increase unique visitors both organically and
through acquisitions
5) Be the Consumer Advocate for Auto Repair
Reduce consumer spending on vehicle repair by
billions of dollars
Revenue 100%
Gross Margins 30% - 33%
Variable OPEX Costs 15%
Fixed Costs 0%
Incr EBITDA Flow Thru 15% - 18%

2012 Growth and Profitability
Revenue Growth
Incremental EBITDA Flow Thru

US AUTOPARTS

AUTO PARTS WAREHOUSE

JC Whitney
EVERYTHING AUTOMOTIVE

PARTS TRAIN

Broad Product Offering Unavailable
from Traditional Off-Line Retailers
*Represents online mix,   **Source; AAIA Factbook Research
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels
Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Body Parts
Engine Parts
Performance & Accessories
21% 45% 34%
$15B $15B
Revenue*
Overall Market** $50B

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
45%
27%
24%
24%
21%
19%
19%
18%
13%
12%
11%
10%
10%
9%
9%
8%
6%
5%
4%
2%
1%
Computer products
Other event tickets
Books
Music / video
Gift cards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery

9 Source : Forrester; Wall Street research; Autopartswarehouse.com Low Online Penetration- Mobile Growth Opportunity Retail Category e-Commerce Penetration Rates

All Households
Auto Zone
USAP
Aspiring Contemporaries
27.8%
19.8%
22.7%
Upscale America
16.0%
16.4%
18.7%
Affluent Suburbia
11.9%
5.1%
15.9%
Struggling Societies
11.3%
18.1%
7.3%
American Diversity
10.3%
9.6%
12.6%
Small Town Contentment
7.6%
5.3%
8.4%
Blue Collar Backbone
7.4%
14.9%
6.0%
Metro Fringe
6.2%
9.8%
5.6%
Rural Villages & Farms
0.6%
0.1%
1.4%
Urban Essence
0.6%
0.7%
0.6%
Varying Lifestyles
0.2%
0.1%
0.6%

All Households
Auto Zone
USAP
Aspiring Contemporaries
27.8%
19.8%
22.7%
Upscale America
16.0%
16.4%
18.7%
Affluent Suburbia
11.9%
5.1%
15.9%
Struggling Societies
11.3%
18.1%
7.3%
American Diversity
10.3%
9.6%
12.6%
Small Town Contentment
7.6%
5.3%
8.4%
Blue Collar Backbone
7.4%
14.9%
6.0%
Metro Fringe
6.2%
9.8%
5.6%
Rural Villages & Farms
0.6%
0.1%
1.4%
Urban Essence
0.6%
0.7%
0.6%
Varying Lifestyles
0.2%
0.1%
0.6%

Online vs. Brick and Mortar Customer – Mobile
Growth Should Accelerate Penetration

Los Angeles DMA
Compared to AutoZone and the general population, USAP
customers over-index in affluent segments, typical of
e-commerce shoppers
Affluent Suburbia
The wealthiest households in the U.S. living in exclusive suburban neighborhoods enjoying the best of everything that life has to offer
Small Town Contentment
Middle-aged, upper-middle-class families living in small towns and satellite cities with moderate educations employed in white-collar, blue-collar and service professions
American Diversity
A diverse group of ethnically mixed singles and couples, middle-aged and retired with middleclass incomes from blue-collar and service industry jobs
In contrast, AutoZone store locations over-index in areas with lower income, blue collar households
Struggling Societies
Young minorities, students and single parents trying to raise families on low-level jobs in manufacturing, health care and food services
Blue Collar Backbone
Budget-conscious, young and old blue-collar households living in older towns working in manufacturing, construction and retail trades
Metro Fringe
Racially mixed, lower-middle-class clusters in older single-family homes, semi-detached houses and low-rise apartments in
satellite cities
*Auto zone distribution reflects population in zip codes of  Auto Zone store locations
**Sources: 2008 Census estimates; autozone.com; MOSAIC lifestyle segments
*

US AUTOPARTS

Monthly Visitors (thousands)
Avg. Monthly Visitors (thousands)
CAGR* = 7.5%
Conversions Rate
CAGR* = 6.9%
US AUTO PARTS
AUTOZONE.COM
ADVANCEAUTOPARTS.COM
TIRERACK.COM
OREILLYAUTO.COM
CARDOMAIN.COM
AUTOANYTHING.COM
SUMMITRACING.COM
PARTSGEEK.COM
ROCKAUTO.COM
PEPBOYS.COM
Genuine Parts Company
JEGS.COM
NAPAONLINE.COM
1AAUTO.COM

US Auto Parts Dominant Reach- Largest
Pure Play Internet Retailer
(some overlap of monthly visitors across websites)

Conversion Rate *
0
3,000
6,000
9,000
12,000
15,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
2008 2009 2010 2011 2012
Year
Legacy Monthly Visitors*
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
1.60%
1.70%
2008 2009 2010 2011 2012
Year
USAP traffic includes traffic of USAP existing sites  and WAG  since the acquisition
Competitive sites’ traffic based on Comscore March 2012 reports
* Excludes growth from WAG acquisition

Pricing Competitive Advantage Through
Supply Chain  Efficiencies

Product margin/price competitiveness determined more by sourcing strategy than product categories.  Current margins range from 30% - 33%.
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(US Sourced)
40% - 70%
25% - 40% 10% - 25%
Drop Ship
Current
40%
60%
Current Mix
60% 40%
75% 25%
Goal
50%
50%
Goal

Low Cost Operating Structure Reduces
Overhead and Enables Scale

Acquisition/Retention Marketing
Website Product Development
Call Center Operations
Product Sourcing
Catalog
Finance
Accounting
Analysis
IT
HR
Corporate Functions
Job functions are shared between the US and Philippines with a majority of the work being performed in the Philippines.
Total Corporate Employees
300 1,000
Distribution Centers
Carson, California (150,000 sq. ft.)
Chesapeake, Virginia (110,000 sq. ft)
LaSalle, Illinois (300,000 sq. ft)
75
50
100
Total Distribution Employees
225

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AutoMD- Largest DIY Site Repositioned to Target $140B DIFM Market 14

Adjusted EBITDA

Net loss $ (788) $ (245)
Interest expense, net 199 264
Income tax provision 124 18
Amortization of intangibles 340 1,627
Depreciation and amortization 3,747 3,003
EBITDA 3,622 4,667
Share-based compensation 584 681
Legal costs to enforce intellectual property rights 71
Restructuring costs - 1,233
Adjusted EBITDA $
4,206
$
6,652
Ended Ended
April 2 March 31
2011 2012
-
(Amounts shown in thousands)
(Unaudited)
(Unaudited)
Thirteen Weeks Thirteen Weeks

Income Statement

Thirteen Weeks
Ended
Thirteen Weeks
Ended
March 31 April 2
2012 2011
87,436 $       86,978 $
60,808 56,562
26,628 30,416
13,450 13,585
5,870 8,236
5,918 5,007
1,536 1,938
340 1,627
27,114 30,393
(486) 23
31 31
(209) (281)
(178) (250)
(664) (227)
124 18
(788) $          (245) $
Other comprehensive income, net of tax
27 $              19 $
25 11
Total other comprehensive income 52 30
Comprehensive loss
(736) $          (215) $
(0.03) $         (0.01) $
30,638,320 30,450,078
Net sales
Cost of sales
Gross profit
Operating expenses:
General and administrative
Marketing
Fulfillment
Technology
Amortization of intangibles
Baisc and diluted net loss per share
Shares used in computation of basic and diluted net loss per share
Foreign currency translation adjustments
Unrealized gain on investments
Total operating expenses
(Loss) income from operations
Other income (expense):
Other income
Interest expense
Other expense, net
Loss before income taxes
Income tax provision
Net loss
(Amounts shown in thousands)
(Unaudited) (Unaudited)

Balance Sheet

March 31, 2012 December 31, 2011
ASSETS
(unaudited)
Current assets:
Cash and cash equivalents 8,834 $                10,335 $
Short-term investments 1,893 1,125
Accounts receivable, net of allowance of $236 and $183, respectively 9,189 7,922
Inventory 46,109 52,245
Deferred income taxes 446 446
Other current assets 3,472 3,548
Total current assets 69,943 75,621
Property and equipment, net 33,764 34,627
Intangible assets, net 9,664 9,984
Goodwill 18,854 18,854
Investments 297 2,104
Other non-current assets 1,039 1,026
Total assets 133,559 $            142,216 $
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable 33,907 $               41,303 $
Accrued expenses 10,109 11,565
Notes Payable, current portion 17,875 6,250
Capital Leases payable, current portion 132 135
Other current liabilities 7,704 7,702
Total current liabilities 69,727 66,955
Non-current liabilities
Notes Payable, net of current portion - 11,625
Capital Leases payable, net of current portion 7 37
Deferred tax liabilities 1,722 1,596
Other non current liabilities 1,236 1,078
Total liabilities 72,692 81,292
Commitments and contingencies — —
Stockholders’ equity:
Common stock, $0.001 par value; 30,645,764 and 30,625,764 shares issued and outstanding as of  3/31/12 and 12/3111 respectively 31 31
Additional paid-in capital 157,819 157,140
Accumulated other comprehensive income 379 329
Accumulated deficit (97,362) (96,574)
Total stockholders’ equity 60,867 60,924
Total liabilities and stockholders’ equity 133,559 $            142,216 $
(Amounts shown in thousands)

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